UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐      Preliminary Proxy Statement

☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐      Definitive Proxy Statement

☒      Definitive Additional Materials

☐      Soliciting Material Under Rule 14a-12

Harvard Bioscience, Inc.

Payment of Filing Fee (Check all boxes that apply):

☒      No fee required

☐      Fee paid previously with preliminary materials

☐      Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

HARVARD BIOSCIENCE, INC.

2022 Annual Meeting

Vote by May 16, 2022

11:59 PM ET

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

You invested in HARVARD BIOSCIENCE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 03, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 17, 2022

11:00 AM EDT

Virtually at:

www.virtualshareholdermeeting.com/HBIO2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01) James W. Green 02) Bertrand Loy	For
2.	Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	For
3.	Adoption and approval of an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of shares available for issuance by 500,000 shares.	For
4.	Approval, by a non-binding advisory vote, of the compensation of Company's named executive officers.	For

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

HARVARD BIOSCIENCE, INC.
84 OCTOBER HILL ROAD
HOLLISTON, MA 01746-1371

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/HBIO2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01) James W. Green 02) Bertrand Loy

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐
3. Adoption and approval of an amendment to the Harvard Bioscience, Inc. Employee Stock Purchase Plan to increase the number of shares available for issuance by 500,000 shares.	☐	☐	☐
4. Approval, by a non-binding advisory vote, of the compensation of Company's named executive officers.	☐	☐	☐

NOTE: Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000554828_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

HARVARD BIOSCIENCE, INC.
Annual Meeting of Stockholders
May 17, 2022 at 11:00 AM, EDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) James Green and Michael A. Rossi, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Harvard Bioscience, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on May 17, 2022. The Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/HBIO2022, you must enter the control number found on your proxy card, voting instruction form or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000554828_2 R1.0.0.24